UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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CORILLIAN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 20, 2006
Dear Shareholder:
      You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Corillian Corporation (the “Company”).

Place:	The Heathman Hotel

1001 SW Broadway
Portland, Oregon
Date:  Monday, May 15, 2006
Time:  10:00 a.m. local time
      The Notice of the Annual Meeting and Proxy Statement accompany this letter. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Company.
      The principal business to be transacted at the Annual Meeting will be (i) election of directors and (ii) ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. The Board of Directors recommends that shareholders vote for election of the nominated directors and ratification of KPMG LLP as the Company’s independent registered public accounting firm.
      We know that many of our shareholders will be unable to attend the Annual Meeting. Proxies are therefore solicited so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

Sincerely,

Alex P. Hart
Chief Executive Officer and President

CORILLIAN CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held May 15, 2006
       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Corillian Corporation, an Oregon corporation (the “Company”), will be held on Monday, May 15, 2006 at 10:00 a.m. local time, at The Heathman Hotel, located at 1001 SW Broadway, Portland, Oregon:

1. To elect two (2) directors to the Company’s Board of Directors.

2. To ratify the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2006.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.
      Only shareholders of record at the close of business on April 11, 2006, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.
      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors
of Corillian Corporation

Erich J. Litch
Secretary
Portland, Oregon
April 20, 2006
IMPORTANT
A proxy card is enclosed herewith. All shareholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.
IT IS IMPORTANT THAT YOUR STOCK BE VOTED

PROXY STATEMENT FOR 2006 ANNUAL MEETING OF SHAREHOLDERS INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN
AUDIT COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS

PROXY STATEMENT FOR 2006 ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
General
      This proxy statement and the enclosed form of proxy are being mailed on or about April 20, 2006, to shareholders of Corillian Corporation, an Oregon corporation, in connection with the solicitation of proxies by the Board of Directors of Corillian for use at the annual meeting of shareholders to be held on May 15, 2006, at 10:00 a.m. local time, at The Heathman Hotel, located at 1001 SW Broadway, Portland, Oregon, and any adjournment thereof (the “Annual Meeting”). Corillian’s principal executive offices are located at 3400 NW John Olsen Place, Hillsboro, Oregon 97124.
Record Date and Outstanding Shares
      Only shareholders of record at the close of business on April 11, 2006 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 44,873,425 shares of Corillian’s common stock outstanding.
Revocability of Proxies
      Whether or not you are able to attend the Annual Meeting, Corillian urges you to submit your proxy, which, when properly completed, will be voted as you direct. In the event no directions are specified, such proxies will be voted in accordance with the following recommendations of the Board of Directors:

•	FOR the election of Eric Dunn and Jay N. Whipple, III to the Board of Directors (Proposal One); and

•	FOR the ratification of the appointment of KPMG LLP as independent registered public accounting firm for 2006 (Proposal Two).
      A shareholder of record giving a proxy has the power to revoke that proxy at any time before it is exercised by filing with Corillian’s Secretary an instrument of revocation, or a duly exercised proxy bearing a later date, or by personally attending and voting at the Annual Meeting; however the mere presence at the Annual Meeting of a shareholder who has previously appointed a proxy will not revoke the prior appointment. If you hold your shares through a broker, bank, trustee or other nominee in “street name” you may revoke your proxy by following the instructions provided by your broker, bank, trustee of other nominee.
Quorum and Voting
      Each share of Corillian’s common stock entitles its holder to one vote. Under Oregon law, action may be taken on a matter submitted to shareholders only if a quorum exists with respect to that matter. A majority of the outstanding shares of Corillian’s common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum.
      If a quorum is present, a nominee for election to the Board of Directors will be elected by a plurality of the votes cast by shares entitled to vote at the Annual Meeting. For all other matters, if a quorum is present, action will be approved if the votes cast in favor of the action exceed the votes cast opposing the action.

      Shares represented by a properly executed proxy will be voted in accordance with the shareholder’s instructions, if given. If no instructions are given, shares will be voted “FOR” (i) the election of the two (2) nominees for director named in this proxy statement; (ii) the ratification of the selection of KPMG LLP as Corillian’s independent registered public accounting firm for fiscal year 2006; and (iii) the recommendations of management on any other matters properly brought before the Annual Meeting. The Board of Directors knows of no other matters to be presented for action at the meeting.
      Proxies that expressly indicate an abstention as to a particular proposal and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting, but will not be counted for any purposes in determining whether a proposal is approved and have no effect on the determination of whether a plurality exists with respect to a given nominee. Proxies and ballots will be received and tabulated by Mellon Investor Services LLP, the Company’s transfer agent.
Solicitation of Proxies
      This solicitation is being made on behalf of the Board of Directors, and the cost of soliciting proxies will be borne by Corillian. In addition to solicitation by mail, certain of Corillian’s directors, officers and regular employees may solicit proxies, without additional compensation, in person or by telephone or other means. Brokers, nominees and fiduciaries will be reimbursed in accordance with customary practice for expenses incurred in obtaining proxies or authorizations from the beneficial shareholders. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense. Shareholders who hold shares in “street name” through a broker or otherwise through a nominee will receive instructions from the broker or nominee on how to instruct the broker or nominee to vote the shares.
Shareholder Proposals for 2007 Annual Meeting
      Shareholder proposals to be presented at the 2007 annual meeting of shareholders must be received at Corillian’s principal executive offices no later than December 16, 2006 in order to be included in Corillian’s proxy statement and form of proxy relating to that meeting.
      According to Corillian’s bylaws, for business to be properly brought before the 2007 annual meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received at Corillian’s principal executive offices not less than 60 days nor more than 90 days prior to the date of the 2007 annual meeting of shareholders; provided, that in the event that less than 70 days’ notice of the date of the 2007 annual meeting of shareholders is given to the shareholders, notice by the shareholder, to be timely, must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed.
      If Corillian receives proper notice of a shareholder proposal pursuant to Corillian’s bylaws, and such notice is not received a reasonable time prior to mailing by Corillian of its proxy materials for Corillian’s 2007 annual meeting of shareholders, Corillian believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.
Shareholder Information
      Corillian’s 2005 Annual Report to Shareholders accompanies these materials. Copies of Corillian’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 may be obtained from Corillian without charge upon written request to Corillian. Requests should be directed to the Secretary, Corillian Corporation, 3400 NW John Olsen Place, Hillsboro, Oregon 97124.
      Shareholders who share an address may receive a single copy of Corillian’s 2005 Annual Report to Shareholders and these proxy materials. If you receive a single copy of Corillian’s 2005 Annual Report to Shareholders and these proxy materials and wish to receive a separate copy, you may elect to receive a separate copy by written request to Corillian. Requests should be directed to the Secretary, Corillian

Corporation, 3400 NW John Olsen Place, Hillsboro, Oregon 97124. Stockholders who share an address and receive multiple copies of Corillian’s 2005 Annual Report to Shareholders and these proxy materials and wish to receive a single copy may likewise elect to receive a single copy by written request as directed above.
PROPOSAL 1: ELECTION OF DIRECTORS
      Under Corillian’s bylaws, the Board of Directors may be classified if it consists of six directors or more. The members of a classified Board serve staggered three year-terms. Corillian’s Board of Directors consists of six directors and is divided into three classes. At each annual meeting, directors in one class are elected for a term of three years to succeed those directors whose terms expire at that annual meeting or until their respective successors are duly qualified and elected. At the 2005 annual meeting of shareholders, four directors were elected to the Board of Directors: two Class 1 directors and two Class 2 directors.
      At the Annual Meeting, the shareholders are being asked to elect two Class 3 directors to each serve a term of three years, or until death or removal from office and until their respective successors are duly qualified and elected.
Nominees
      The Nominating and Corporate Governance Committee of the Board of Directors selected, and the Board of Directors approved, the following nominees for election to the Board of Directors at the Annual Meeting, each to serve until the annual meeting of shareholders held in the year listed beside his name or until his successor is duly qualified and elected (the “Nominees”):

Name	Class	Term Expires

Eric Dunn	Class 3 Director	2009
Jay N. Whipple, III	Class 3 Director	2009
      Although the Board of Directors anticipates that the Nominees will be available to serve as directors of Corillian, if any of them does not accept the nomination, or otherwise is unwilling or unable to serve, the proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of Corillian. There is no family relationship between any director or executive officer of Corillian.
Vote Required
      If a quorum is present, the two (2) candidates receiving the highest number of affirmative votes represented and voting on this proposal at the Annual Meeting will be elected to the Board of Directors. Abstentions and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors once a quorum is established.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE TWO (2)
NOMINEES
Board and Nominee Biographical Information
      Set forth below are the ages, as of the Record Date, and certain biographical information for each director and Nominee.

			Director
Name	Age	Position	Since

Class 1 Directors whose terms expire at the 2007 annual meeting of shareholders:
Robert G. Barrett	61	Director(1),(2),(3)	1999
Alex G. Hart	43	Chief Executive Officer and Director	2001

Class 2 Directors whose terms expire at the 2008 annual meeting of shareholders:
Tyree B. Miller	52	Director(2)	2005
James R. Stojak	59	Director(2)	2004

Class 3 Directors to be elected at the Annual Meeting:
Eric Dunn	48	Director(1),(3)	2001
Jay N. Whipple, III	49	Lead Director(1),(2),(3)	1997

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Corporate Governance Committee
      Robert G. Barrett, age 61, has served as a director of Corillian since April 1999. Mr. Barrett has been a partner of FTVentures since 2002. From 2000 to 2002, Mr. Barrett served as a consultant for several board of directors in an individual capacity and as a representative of Battery Ventures. Mr. Barrett was a founding partner of Battery Ventures, and was a Managing Partner from 1984 to 2000. Mr. Barrett also serves on the board of directors of Peerless Systems Corporation and several private companies.
      Alex P. Hart, age 43, has served as President and a director of Corillian since January 2001 and as Chief Executive Officer since October 2002. Mr. Hart served as Executive Vice President of Corporate Development from April 2000 to January 2001. From January 1999 to April 2000, he was Vice President of Business Development for TransPoint, a joint venture among Microsoft, First Data Corporation and Citigroup.
      Tyree B. Miller, age 52, has served as director of Corillian since March 2005. Since September 2005, Mr. Miller has been a venture partner of Austin Ventures, a venture capital firm. Mr. Miller also serves as Chairman of the board of directors of Paymetric, Inc. and as a director of PreCash, Inc. Mr. Miller served as the President and Chief Executive Officer of the Global Treasury Services of BankOne Corporation until its merger with JP Morgan Chase & Co. in July 2004. Previous positions with Bank One Corporation included Chairman and Chief Executive Officer of Bank One, Texas NA. Mr. Miller previously served on the board of directors of Paymentech, Inc., the New York Clearing House, and Visa USA, Inc.
      James R. Stojak, age 59, has served as director of Corillian since September 2004. Since 2000, Mr. Stojak has been serving as an independent consultant to financial institutions and technology providers. Prior to his work as a consultant, Mr. Stojak served as an executive vice president of Citigroup, where he led Citigroup’s global consumer operations and technology divisions until his retirement in November 2001.
      Eric Dunn, age 48, has served as a director of Corillian since July 2001. Since November 2003, Mr. Dunn has been a Partner at Cardinal Venture Capital. From August 2000 to December 2003, Mr. Dunn was President and owner of Kingston Creek Ventures. Mr. Dunn serves on the board of directors of TIBCO Software, Inc., and several private companies.

      Jay N. Whipple, III, age 49, has served as a director of Corillian since November 1997. Since November 1997, Mr. Whipple has served as President of J.N. Whipple, Inc., a money management firm, and as Chairman of Osprey Partners, LLP, a software services company.
Board Meetings and Committees
      The Board of Directors has determined that Messrs. Barrett, Dunn, Miller, Stojak, and Whipple, who constitute a majority of the Board of Directors, are independent under applicable NASD rules.
      During 2005, there were 11 meetings of the Board of Directors. Each director during 2005 attended more than 75% of the aggregate number of Board of Directors’ meetings and meetings of Board committees of which he was a member, except for Mr. Stojak, who attended 73% of such meetings.
      The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees. All members of the committees are appointed by the Board of Directors, and are independent, non-employee directors. The following describes each committee, its current membership, the number of meetings held during fiscal year 2005 and its function.
      Audit Committee. The Audit Committee currently consists of Messrs. Whipple, Barrett and Dunn, all of whom are independent under NASD rules and SEC regulations applicable to audit committee members. The Board has determined that Mr. Dunn is an “audit committee financial expert” as defined in SEC regulations. Eric Dunn is chairperson of the Audit Committee.
      The Audit Committee held four meetings during 2005. The Audit Committee assists the Board of Directors in oversight of the integrity of Corillian’s financial statements, Corillian’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm and internal audit function and compliance with Corillian’s code of ethics for senior financial officers and code of conduct for all Corillian’s personnel. The Audit Committee operates under a written charter, which was attached to Corillian’s proxy statement for the 2004 annual meeting of shareholders and is available on the corporate governance section of the investor relations page on the Company’s website at www.corillian.com/investors. The Audit Committee report is included in this proxy statement on page 18.
      Compensation Committee. The Compensation Committee currently consists of Messrs. Barrett, Stojak, Miller and Whipple. Messrs. Barrett, Stojak, Miller and Whipple are independent under applicable NASD rules. Mr. Barrett is the chairperson of the Compensation Committee. Executive officers who are also directors of Corillian do not participate in decisions affecting their own compensation. The Compensation Committee held five meetings during 2005. The Compensation Committee approves compensation for Corillian’s executive officers, reviews and approves executive compensation programs and administers Corillian’s stock incentive and executive compensation plans. The Compensation Committee operates under a written charter contained in Corillian’s bylaws and is available on the corporate governance section of the investor relations page on the Company’s website at www.corillian.com/investors. The Compensation Committee report is included in this proxy statement on page 14.
      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently consists of Messrs. Barrett, Dunn, and Whipple. Messrs. Barrett, Dunn, and Whipple are independent under applicable NASD rules. The Nominating and Corporate Governance Committee was established in March 2003 to: (i) identify individuals qualified to become members of the Board of Directors; (ii) approve and recommend to the Board of Directors director candidates; (iii) develop, update as necessary and recommend to the Board of Directors corporate governance principles and policies applicable to the Company; and (iv) monitor compliance with such principles and policies. The Nominating and Corporate Governance Committee’s written charter is available on the corporate governance section of the investor relations page on the Company’s website at www.corillian.com/investors. The committee did not have any meetings during 2005.
      The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating director candidates. Candidates should have the highest personal and professional ethics, integrity and values. They should have broad professional experience in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties as a director. Each director must represent the interests of Corillian shareholders.
      The committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the committee considers various potential candidates for director. Candidates may come to the attention of the committee through current Board members, professional search firms or other persons. These candidates are evaluated at regular or special meetings of the committee using the criteria listed above, and may be considered at any point during the year.
      While the Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders, shareholders can directly nominate directors for election by following the procedures set forth in Corillian’s bylaws. Corillian’s bylaws require that shareholders give advance notice and furnish certain information to Corillian in order to nominate a person for election as a director. Shareholders of Corillian can nominate candidates for election as directors by submitting a notice in writing to the Secretary of Corillian at 3400 NW John Olsen Place, Hillsboro, Oregon 97124. This notice must be received not less than 60 days or more than 90 days prior to the date of the annual meeting of shareholders. If Corillian provides less than 70 days’ notice to shareholders of the date of the annual meeting of shareholders, notice by a shareholder nominating a director candidate must be received by Corillian by the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed. A shareholder’s written notice to nominate a director candidate must state for each person recommended as a director candidate: the candidates’ name, age, business and residence address and his or her principal occupation or employment. The notice must also state as to the shareholder giving the notice: that person’s name and address as they appear on Corillian’s books; a representation that he or she is entitled to vote at the annual meeting of shareholders; the number of shares of Corillian’s common stock that he or she beneficially owns; and a representation that the shareholder intends to appear in person or by proxy at the meeting to make the nomination specified in the notice. In addition, the notice must include any other information relating to the shareholder that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. If a nomination is not made in accordance with these procedures, the nomination will be disregarded.
Compensation Committee Interlocks and Insider Participation
      The members of the Compensation Committee during 2005 were Messrs. Barrett, Stojak (since September 2004) and Whipple. Messrs. Barrett, Stojak and Whipple have at no time been officers or employees of Corillian. Mr. Barrett was a partner of Battery Ventures, a former holder of more than 5% of Corillian’s stock, until April 2000 and June 2004, respectively. Corillian has issued and sold shares of stock to Battery Ventures in two private placement transactions, as previously reported. Battery Ventures no longer holds any shares of Corillian’s stock.
Compensation of Directors
      Directors who are also employees of Corillian receive no additional compensation for their services as directors. Directors who are not employees of Corillian generally receive cash compensation and equity compensation as described below.

      The following table sets forth current rates of cash compensation for non-employee directors. The annual retainer rate for Directors was adjusted effective May 9, 2005 and the additional annual retainer rate for the Chairman of the Board was adjusted effective July 26, 2005. Prior to May 9, 2005, Directors were not paid an annual retainer.

Annual Retainer	$15,000
Additional Annual Retainer for Chairman	$15,000
Board Meeting Attendance Fees	$1,000 per meeting
Committee Meeting Attendance Fees	$500 per meeting
      Corillian generally grants stock options to each non-employee director upon the director’s initial election to the Board and grants additional stock options to non-employee directors from time to time. In addition, Corillian generally grants options to the Chairman of the Board for twice the number of shares granted to the other non-employee directors. These stock options are approved by the Board and have a term of ten years. Non-employee directors receive $1,000 for each Board of Directors meeting attended and $500 for each committee meeting attended. In addition, as of May 9, 2005, non-employee directors receive a $15,000 annual retainer and, as of July 26, 2005, the non-employee Chairman of the Board receives an additional annual retainer of $15,000. Such annual retainers are paid in quarterly installments. Corillian also grants stock options to non-employee directors from time to time. Corillian granted stock options to purchase 20,000 shares to Mr. Miller, a non-employee director, upon his election to the Board of Directors in March 2005. No employee director receives additional compensation for his service as a director.
      Corillian also reimburses each non-employee director for out-of-pocket expenses incurred in connection with the director’s service as a director.
Shareholder Communication with Directors
      Shareholders can communicate with the Board of Directors, the independent directors or any individual director by submitting written communication addressed to the Board of Directors, the independent directors or an individual director, at Corillian Corporation, 3400 NW John Olsen Place, Hillsboro, Oregon 97124.
      All communications received in accordance with these procedures will be reviewed initially by Corillian’s Investor Relations Department. The Investor Relations Department will relay the communications to the appropriate director or directors unless the Investor Relations Department determines that the communication:

•	does not relate to the business or affairs of Corillian or the functioning or constitution of the Board of Directors or any of its committees;

•	relates to routine or insignificant matters that do not warrant the attention of the Board;

•	is an advertisement or other commercial solicitation or communication;

•	is frivolous or offensive; or

•	is otherwise not appropriate for delivery to directors.
      The director or directors who receive a communication received in accordance with these procedures will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Investor Relations Department and only in accordance with Corillian’s policies and procedures and the applicable law and regulations relating to the disclosure of information.
      Corillian encourages its directors to attend the annual meeting of shareholders. One member of the Board of Directors attended the 2005 annual meeting of shareholders.

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee of the Board of Directors has selected KPMG LLP to audit Corillian’s financial statements for the fiscal year ending December 31, 2006. The Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm; as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s rules on auditor independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants. The Audit Committee was satisfied with KPMG LLP in all of these respects.
      Although ratification by shareholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the shareholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Corillian and its shareholders. If the shareholders do not ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection. Representatives of KPMG LLP will be in attendance at the Annual Meeting and will be given the opportunity to make a statement if they wish to do so and will be available to respond to appropriate questions.
Fees Billed to Corillian by KPMG LLP During 2005 and 2004
      The following table presents fees billed for professional audit services and other services rendered by Corillian’s independent registered public accounting firm, KPMG LLP, for the fiscal years ended December 31, 2005 and December 31, 2004.

	Fees

	2005	2004

Services
Audit fees(1)	$541,150	$355,000
Audit-related fees(2)	0	20,000
Tax fees(3)	59,275	53,000
All other fees(4)	0	47,000

Total fees	$600,425	$475,000

(1)	“Audit Fees” consisted of fees for professional services rendered for the audit of Corillian’s annual financial statements included in Corillian’s Annual Reports on Form 10-K (including, with respect to audit fees billed in 2005 and 2004, services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and for the review of financial statements included in Corillian’s Quarterly Reports on Form 10-Q, as well as reviews of regulatory and statutory filings.

(2)	“Audit-Related Fees” consisted of fees for accounting consultation services that are reasonably related to the performance of the audit or review of Corillian’s financial statements and are not reported above under “Audit Fees.”

(3)	“Tax Fees” consisted of fees for tax compliance services.

(4)	“All Other Fees” consisted of fees for a SAS 70 review performed by KPMG LLP over Corillian’s hosted data center located in Oregon, unrelated to its audit of Corillian’s financial statements.
Pre-Approval of Audit and Non-Audit Services
      The Audit Committee has established a policy governing Corillian’s use of KPMG LLP for non-audit services. Under the policy, management may use KPMG LLP for non-audit services that are permitted under

SEC rules and regulations, provided that management obtains the Audit Committee’s approval before such services are rendered.
      The Audit Committee has determined that the provision of all fees identified above under the captions “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by KPMG LLP is compatible with maintaining KPMG LLP’s independence and has pre-approved these services in accordance with its charter and applicable laws, rules and regulations.
Vote Required
      If a quorum is present, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of KPMG LLP as Corillian’s independent registered public accounting firm. Abstentions will have the effect of a vote “against” the ratification of KPMG LLP as Corillian’s independent registered public accounting firm. Broker non-votes will have no effect on the outcome of the vote.
      The Board of Directors unanimously recommends that the shareholders vote “FOR” the ratification of KPMG LLP as Corillian’s independent registered public accounting firm for the year ending December 31, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table contains information about the beneficial ownership of Corillian’s common stock as of the Record Date for

•	each person (or group of affiliated persons) who beneficially owns more than 5% of Corillian’s common stock;

•	each director and Nominee;

•	each of the Named Executive Officers; and

•	all of Corillian’s current executive officers and directors as a group.
      Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and except for community property laws where applicable, the persons named in the following table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership before the offering is based on 44,873,425 shares of common stock outstanding as of the Record Date. Shares of common stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

		Percentage
		of Shares
Name and Address	Beneficially Owned	Outstanding

Royce & Associates, LLC(1)	3,076,991	6.86%
1414 Avenue of the Americas
New York, New York 10019
Barclays Global Fund Advisors(2)	2,503,143	5.58
45 Fremont Street, 17th Floor
San Francisco, California 94105
Alex Hart(3)	1,332,400	2.97
Jay N. Whipple, III(4)	763,199	1.70
Paul K. Wilde(5)	450,000	1.00
Chris Brooks(6)	348,076	*
Robert C. Barrett(7)	144,524	*
Erich J. Litch(8)	191,139	*
Eric Dunn(9)	46,000	*
Tyree B. Miller(10)	130,000	*
Andre Bouchard(11)	50,000	*
James R. Stojak(12)	10,000	*
All directors and executive officers as a group (10 persons)(13)	3,465,338	7.72

*	Represents beneficial ownership of less than 1%.

(1)	This information is based on a Schedule 13G filed on January 17, 2006. Royce & Associates LLC has sole power to vote and dispose of all 3,076,991 shares.

(2)	This information is based on a Schedule 13G filed on February 9, 2006. Of these shares, Barclays Gobal Fund Advisors has sole power to vote 2,227,258 shares and sole power to dispose of 2,503,143 shares.

(3)	Consists of 1,268,542 shares subject to options exercisable within 60 days of April 11, 2006.

(4)	Includes 10,001 shares subject to options exercisable within 60 days of April 11, 2006.

(5)	Consists of 450,000 shares subject to options exercisable within 60 days of April 11, 2006.

(6)	Includes 344,509 shares subject to options exercisable within 60 days of April 11, 2006.

(7)	Includes 23,334 shares subject to options exercisable within 60 days of April 11, 2006.

(8)	Includes 189,062 shares subject to options exercisable within 60 days of April 11, 2006.

(9)	Includes 25,000 shares subject to options exercisable within 60 days of April 11, 2006.

(10)	Includes 10,000 shares subject to options exercisable within 60 days of April 11, 2006.

(11)	Consists of 50,000 shares subject to options exercisable within 60 days of April 11, 2006.

(12)	Consists of 10,000 shares subject to options exercisable within 60 days of April 11, 2006.

(13)	Includes 2,380,448 shares subject to options exercisable within 60 days of April 11, 2006.
EXECUTIVE OFFICERS
      Set forth below are the ages, as of the Record Date, and certain biographical information for the executive officers of Corillian.

Name	Age	Position

Alex P. Hart(1)	43	Chief Executive Officer and President
Paul K. Wilde	55	Chief Financial Officer
Chris Brooks	38	Chief Technology Officer
Erich J. Litch	35	Executive Vice President of Sales and Marketing, and Secretary
Andre Bouchard	44	Senior Vice President of Professional Services

(1)	For information regarding Mr. Hart, see “Board and Nominee Biographical Information.”
      Paul K. Wilde has served as Corillian’s Chief Financial Officer since November 2003. From May 2001 to November 2003, Mr. Wilde performed some business consulting and spent personal time off with his family. From May 2000 to May 2001, Mr. Wilde served as President and Chief Executive Officer of Spear Technologies, Inc., an enterprise software company, after serving as its Vice President and Chief Operating Officer from February 1999 to May 2000. Mr. Wilde holds a B.S. degree in Accounting from Brigham Young University.
      Chris Brooks has served as Corillian’s Chief Technology Officer since March 2001. Mr. Brooks served as Corillian’s Vice President of Engineering from June 2000 to March 2001, as Corillian’s Director of Platform Engineering from January 2000 to June 2000, and as Corillian’s Engineering Manager for Voyager from September 1999 to January 2000. Mr. Brooks holds Bachelor of Science degrees in both computer science and electrical engineering from Washington University in St. Louis, Missouri, and a master’s degree in electrical and computer engineering, with an emphasis on high-availability computing, from the University of California at Santa Barbara.
      Erich J. Litch has served as Corillian’s Executive Vice President of Sales and Marketing since December 2005 and as Corillian’s Secretary since December 2003. Mr. Litch served as Senior Vice President of Corporate Development from October 2002 to December 2005. Mr. Litch served as Corillian’s General Counsel from April 2000 to December 2005, Senior Vice President of Business and Legal Affairs from April 2002 to October 2002, and as Vice President of Business and Legal Affairs from April 2001 to April 2002. Mr. Litch was an associate at Perkins Coie LLP from April 1999 to April 2000 and an associate at O’Melveny & Myers LLP from October 1997 to April 1999. Mr. Litch holds a B.A. degree in History and Art History from University of California at Los Angeles and a J.D. degree from Loyola Law School in Los Angeles, California.
      Andre Bouchard has served as Corillian’s Senior Vice President of Professional Services since March 2004. Prior to joining Corillian, Mr. Bouchard was Senior Practice Director for the technology services practice of Oracle Consulting, a division of Oracle Corporation, from September 1999 to March 2004 and held various other positions at Oracle Corporation from August 1994 to September 1999. From November 1987 to August 1994, Mr. Bouchard was a Senior Consultant at DRT Systems International, a technology unit of

Deloitte Consulting. Mr. Bouchard held consultant positions at CGI Group from February 1986 to November 1987 and Metropolitan Life Insurance from May 1983 to February 1986. Mr. Bouchard graduated with honors with a degree in computer science and technology from Algonquin College in Ottawa, Canada.
      There are no arrangements or understandings pursuant to which any person has been appointed as an executive officer of Corillian.
EXECUTIVE COMPENSATION
Summary Compensation
      The following table sets forth compensation information for 2005, 2004 and 2003 for Corillian’s Chief Executive Officer and Corillian’s other four most highly compensated executive officers (collectively, the “Named Executive Officers”).
Summary Compensation Table

						Long-Term
						Compensation
						Awards
		Annual Compensation
						Securities
				Other Annual		Underlying	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Compensation		Options	Compensation

Alex P. Hart	2005	$280,000	$115,500	$3,984	(2)	0	0
Chief Executive Officer	2004	244,958	70,500	3,882	(3)	0	0
and President	2003	235,000	133,450	4,000	(4)	955,000	209,025	(5)
Paul K. Wilde	2005	200,000	31,875			200,000	75,368	(6)
Chief Financial Officer	2004	200,000	25,000			0	4,833	(7)
	2003	36,410	0			400,000	0
Chris Brooks	2005	200,000	39,063			0	5,250	(8)
Chief Technology Officer	2004	183,718	22,500			0	4,883	(9)
	2003	180,000	45,250			345,000	4,575	(10)
Erich J. Litch	2005	190,000	200,000			250,000	4,350	(11)
Executive Vice President	2004	165,577	20,000			0	3,054	(12)
of Sales and Secretary	2003	160,000	38,000			215,000	400	(13)
Andre Bouchard	2005	185,000	45,730			0	7,000	(14)
Senior Vice President of	2004	175,630	48,563			100,000	4,186	(15)
Professional Services	2003	0	0			0	0

(1)	Cash bonuses are earned by Corillian’s executive officers based upon their individual contributions to Corillian and Corillian’s overall performance. Bonuses for a given period are paid during the following period.

(2)	Consists of $3,984 for a golf club membership paid on behalf of Mr. Hart by Corillian.

(3)	Consists of $3,882 for a golf club membership paid on behalf of Mr. Hart by Corillian.

(4)	Consists of $4,000 for a golf club membership paid on behalf of Mr. Hart by Corillian.

(5)	Consists of $209,025 of relocation expenses paid on behalf of Mr. Hart by Corillian.

(6)	Consists of $69,868 of relocation expenses paid on behalf of Mr. Wilde by Corillian and $5,500 in 401(k) matching contributions paid by Corillian.

(7)	Consists of $4,833 in 401(k) matching contributions paid by Corillian.

(8)	Consists of $5,250 in 401(k) matching contributions paid by Corillian

(9)	Consists of $4,883 in 401(k) matching contributions paid by Corillian.

(10)	Consists of $4,575 in 401(k) matching contributions paid by Corillian.

(11)	Consists of $4,350 in 401(k) matching contributions paid by Corillian.

(12)	Consists of $3,054 in 401(k) matching contributions paid by Corillian.

(13)	Consists of $400 in 401(k) matching contributions paid by Corillian.

(14)	Consists of $7,000 in 401(k) matching contributions paid by Corillian.

(15)	Consists of $4,186 in 401(k) matching contributions paid by Corillian.

Option Grants

		Percent of
	Number of	Total			Potential Realizable Value at
	Shares	Options			Assumed Annual Rates of Stock
	Underlying	Granted to	Exercise		Price Appreciation for Option Term(3)
	Options	Employees	Price per	Expiration
Name	Granted(1)	in Year	Share(2)	Date	0%	5%	10%

Erich J. Litch	250,000	13.6%	$2.87	3/14/2015	$717,500	$1,168,732	$1,861,010
Paul K. Wilde	200,000	10.8%	2.87	3/14/2015	574,000	934,986	1,488,808

(1)	Options may terminate before their expiration dates if the optionee’s status as an employee or director is terminated.

(2)	Based on the closing price of the common stock as reported on the NASDAQ National Market on the grant date. These option shares vest over four years, with one-fourth vesting after the first year and the remaining option shares ratably vesting quarterly over the remaining three years.

(3)	This column shows the hypothetical gains or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full ten-year term of the options. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

Aggregated Option Exercises and Year-End Option Values
      The following table sets forth certain information regarding exercises of stock options during 2005 by the Named Executive Officers and the year-end value of options held by such individuals.
Aggregate Option Exercises in 2005 and Year-End Option Values

			Number of Shares
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares		December 31, 2005(1)		December 31, 2005(2)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Alex P. Hart	—	$—	1,193,230	418,437	$279,000	$167,400
Paul K. Wilde	—	—	400,000	200,000	—	—
Chris Brooks	—	—	296,384	147,187	162,750	97,650
Erich J. Litch	7,813	20,236	96,562	339,375	43,593	87,188
Andre Bouchard	—	—	43,750	56,250	—	—

(1)	On December 22, 2005, the Board of Directors of Corillian Corporation (“Corillian”) approved the acceleration of vesting of Corillian’s outstanding stock options with option exercise prices equal to or greater than $5.00, which included 200,000 shares underlying options held by Mr. Wilde. As a result of this acceleration, Corillian expects to reduce its exposure to the effects of the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (FAS 123R), which requires companies to recognize stock-based compensation expense associated with stock options based on the fair value method. Corillian currently estimates a reduction in stock-based compensation expense associated with this acceleration of approximately $536,000 for each fiscal years 2006 and 2007 and approximately $95,000 for subsequent fiscal years.

(2)	Calculated based on the difference between the option exercise price and the closing price of Corillian’s common stock on December 31, 2005 ($2.72 per share), the last trading day of 2005. The potential values have not been, and may never be, realized. The underlying options have not been, and may never be, exercised. Actual gains, if any, on exercise will depend on the value of Corillian’s common stock on the date of exercise.
Employment, Change of Control and Severance Agreements
      Executive Severance Agreements. Corillian has entered into severance agreements with key employees of the company, including the Named Executive Officers. These severance agreements provide for severance payments to be made to these employees if they are terminated without cause at any time and increased severance payments if they are terminated without cause within one year after a change of control of Corillian. The severance payments that would be made if these employees are terminated without cause at any time are as follows: for Alex Hart, one year’s base salary; for each of the other executive officers, six month’s base salary. The severance payments that would be made if these employees are terminated without cause within one year after a change of control of Corillian are as follows: for Alex Hart, one year’s base salary plus an amount sufficient to enable him to pay off the entire outstanding amount of his debt obligation to Corillian (currently $50,531) after taking into account applicable withholding taxes; for Chris Brooks, one year’s base salary; for Paul Wilde, one year’s base salary if Mr. Wilde has established permanent residency in Portland, Oregon and six months’ base salary if Mr. Wilde has not established permanent residency in Portland, Oregon; and for Erich Litch, one year’s base salary. In addition, fifty percent to one hundred percent of any unvested portion of all stock options held by the executive officers will accelerate if the executive’s employment with Corillian is terminated within one year after a change in control of Corillian.
      Change of Control. In the event of a merger of Corillian with or into another company, the transfer of all or substantially all Corillian’s outstanding securities or substantially all Corillian’s assets, or acquisition by any person of a majority of Corillian’s outstanding voting securities (other than a transaction with a related company), all options outstanding under Corillian’s Amended and Restated 1997 Stock Option Plan, Amended and Restated 2000 Stock Incentive Compensation Plan and 2003 Nonqualified Stock Incentive Plan will become immediately vested and exercisable, unless they are assumed or substituted for by the successor company.
      Corillian has no employment contracts with any of its executive officers.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
General
      Pursuant to authority delegated by the Board of Directors, the Compensation Committee approves compensation of executive officers, including the Chief Executive Officer. The Compensation Committee is also responsible for reviewing and approving executive compensation programs and administering our stock incentive and executive compensation plans. The Compensation Committee also provides advice on a broad range of human resources issues, including best practices in the areas of benefits, staffing, succession planning and general compensation. The Compensation Committee annually reviews the Chief Executive Officer’s performance, and reviews with the Chief Executive Officer the performance of the other executive officers.
Compensation Policy
      The Compensation Committee believes that Corillian’s total executive compensation programs should be related to corporate performance, which leads to increasing shareholder value. We have developed a total compensation strategy that ties a significant portion of executive compensation to the achievement of our business plan and objectives as established by the Board of Directors. The primary objectives of the Compensation Committee are to:

•	Attract and retain talented executives;

•	Motivate executives to successfully implement business strategies to achieve long-term and near-term financial targets; and

•	Align executive performance with Corillian’s strategic and tactical goals.
Compensation Programs
      We have base pay, bonus and stock incentive programs for our executive officers, as well as a 401(k) plan. These programs are designed to offer compensation that is competitive with compensation offered by companies of similar size and complexity within the software industry. The Compensation Committee uses comparative information from a peer group of companies in the software industry, particularly the Internet-based financial services software industry, for establishing executive compensation, general compensation structures and Corillian performance goals. Corillian’s executive officers do not generally receive any fringe benefits or perquisites; we pay for a golf club memberships for one executive officer, Alex Hart, pursuant to the compensation arrangement we entered into with him when he commenced employment with Corillian.

Base Salaries
      Base salaries for the Chief Executive Officer and other executive officers are initially determined by evaluating the responsibilities of the position and the experience of the individual, by reference to the competitive marketplace for corporate executives and, for executive officers other than the Chief Executive Officer, taking into account the Chief Executive Officer’s recommendations. This evaluation includes a comparison of base salary and total compensation for comparable positions at companies in our peer group.
      Annual salary adjustments for the Chief Executive Officer and other executive officers are considered and determined by evaluating Corillian’s performance and the performance of each executive officer, and also take into account any new responsibilities and information about the competitive marketplace for corporate executives and, for executive officers other than the Chief Executive Officer, are based on the Chief Executive Officer’s recommendations. The Compensation Committee, when appropriate, also considers non-financial performance measures that focus attention on improvement in management processes. For 2005 the Committee increased salaries for most of Corillian’s executive officers, including the Chief Executive Officer.

Executive Bonus Plan
      Our executive officers participate in an executive bonus plan, which is a cash incentive compensation plan that provides an opportunity for executive officers, including the Chief Executive Officer, to earn semi-annual bonuses. In the first quarter of each fiscal year, the Compensation Committee approves minimum and target performance objective thresholds for Corillian’s performance based on achievement of Corillian’s business plan and objectives approved by the Board of Directors, with interim goals that are measured on a semi-annual basis. The Compensation Committee also approves annual performance objectives, with interim goals, based on each executive officer’s personal performance. These performance targets determine the minimum and maximum amount of cash payments under the plan. For executive officers other than the Chief Executive Officer, the Committee establishes the personal performance objectives based on the Chief Executive Officer’s recommendations. If the minimum performance objectives under the executive bonus plan for Corillian’s performance are not met, no bonuses are paid, even if the executive officer meets individual performance objectives. In addition to the executive bonus plan, our executive officer in charge of sales generally participates in an additional bonus plan that relates to the achievement of sales performance goals.
      Bonuses under the executive bonus plan are calculated as a percentage of base salary and, when added to the executive officers’ base salaries, are intended to produce total annual compensation for each executive officer, including the Chief Executive Officer, that is in line with the compensation paid to comparable executive officers at companies in our peer group. Maximum executive officer bonus amounts generally range from 30% to 50% of base salary, with the Chief Executive Officer eligible for the highest percentage bonus. Bonuses paid will be based on percentage achievement of the performance objectives approved by the Compensation Committee.

Stock Options
      All of our employees, including executive officers and the Chief Executive Officer, are eligible to participate in our 2000 Stock Incentive Compensation Plan. Existing executive officers and directors are not eligible to participate in our 2003 Nonqualified Stock Incentive Compensation Plan, but newly hired executive officers may receive awards under this plan as an inducement to accepting employment with Corillian. All option grants to executive officers are approved by the Compensation Committee. Guidelines for the number of options granted to executive officers have been established, and are reviewed periodically, by the Compensation Committee to ensure competitiveness. Actual grants are based on individual performance and contribution to our strategic success.
Compliance with Internal Revenue Code Section 162(m):
      Section 162(m) of the Internal Revenue Code of 1986 limits to $1,000,000 per person the amount that Corillian may deduct for compensation paid to the Chief Executive Officer and four other highest compensated officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to executive officers in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards we may grant in the future under Corillian’s incentive compensation plans will be treated as qualified performance-based compensation under Section l62(m). In addition, the Compensation Committee reserves the right to authorize compensation payments that may be subject to the limit when we believes such payments are appropriate and in the best interests of Corillian and our shareholders, after taking into consideration changing business conditions and the performance of these officers. For 2005, all compensation paid to executive officers was deductible.

Compensation Committee Report Submitted By:

Robert G. Barrett, Chairman
James R. Stojak
Tyree B. Miller
Jay N. Whipple, III

COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN
      The graph below compares the cumulative total shareholder return on Corillian’s common stock with the cumulative total return on the Nasdaq Composite U.S. Index and a peer group of companies in the Corillian’s industry over the period indicated, assuming the investment of $100 on April 12, 2000, the date of Corillian’s initial public offering, and reinvestment of any dividends. The stock price performance shown on the graph below is not necessarily indicative of future price performance.
      The selected peer group consists of S1 Corporation, Digital Insight, Online Resources and Communications, Intelidata and Jack Henry. Such companies have been selected for the peer group on the basis of, among other factors, the similarity of their business to Corillian’s business and their market capitalization relative to Corillian’s market capitalization.

AUDIT COMMITTEE REPORT
Audit Committee
      The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. All of the members of the Audit Committee are independent directors, are able to read and understand financial statements and have experience in finance and accounting that provide them with financial sophistication.

Duties and Responsibilities
      The Audit Committee operates under a written charter approved by the Board of Directors. Pursuant to authority delegated by the Board of Directors and the written charter of the Audit Committee, the Audit Committee assists the Board in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence, (4) the performance of the Company’s independent registered public accounting firm and internal audit function and (5) compliance with the Company’s code of ethics for senior financial officers and compliance with the Company’s code of conduct for all employees, officers and directors. In addition, the Audit Committee has the sole authority and responsibility to appoint, determine funding for, evaluate and, where appropriate, replace the independent registered public accounting firm.
      In connection with these responsibilities, the Audit Committee reviewed, and met with management and the independent registered public accounting firm to review and discuss, the December 31, 2005 financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Fiscal 2005 Audit
      Based upon the Audit Committee’s review of the financial statements and discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Corillian’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the SEC on March 16, 2006.

Audit Committee Report Submitted By:

Jay N. Whipple, III
Robert G. Barrett
Eric Dunn, Chairman
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      In January 2001, Corillian extended a $300,000 short-term loan to Alex Hart to assist him in purchasing a house in Portland, Oregon while he was in the process of selling his house in Bellevue, Washington and relocating to Portland to serve as Corillian’s President. The loan was interest-free through February 2004 and is secured by all assets of Mr. Hart. Beginning in March 2004 the loan began accruing interest at four percent. As of December 31, 2005, Mr. Hart had paid $240,000 of the principal amount of the note, and $60,000 of the principal amount remained outstanding. The largest amount of the loan outstanding at any time during 2005 was $87,745.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Corillian’s directors and executive officers and any persons who beneficially own more than 10 percent of Corillian’s common stock to report their initial ownership of common stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the “SEC”). Specific due dates for such reports have been established. Persons subject to the Section 16(a) reporting requirements are required to furnish the Company copies of all Section 16(a) reports they file with the SEC. To Corillian’s knowledge, based solely on a review of copies of such reports furnished to it and representations that no other reports are required, all Section 16(a) filing requirements applicable to such reporting persons have been complied with during 2005, except; Mr. Miller inadvertently filed one late report on Form 3 to report initial beneficial ownership and two late reports on Form 4 to report five transactions; Mr. Wilde inadvertently filed one late report on Form 4 to report one transaction; and Mr. Litch inadvertently filed one late report on Form 3 to report initial beneficial ownership and 72 late reports on Form 4 to report 72 transactions.
OTHER MATTERS
      The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as recommended by the Board of Directors.

By Order of the Board of Directors

Alex P. Hart
Chief Executive Officer and President
Portland, Oregon
April 20, 2006

PROXY
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Paul K. Wilde and Alex P. Hart, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Corillian Corporation held of record by the undersigned on April 11, 2006, at the Annual Meeting of Shareholders to be held on May 15, 2006 or at any adjournment thereof.
(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS	Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR	WITHHOLD AUTHORITY FOR ALL
1.	Election of Directors. Election of the following nominees each to serve as Class 3 directors for a three-year term or until his successor is duly elected.	☐	☐
01 Eric Dunn            02 Jay N. Whipple, III

		FOR	AGAINST	ABSTAIN
2.	Ratification of Independent Public Auditors. Ratify the selection of KPMG LLP as the Company’s independent public auditors for the fiscal year ending December 31, 2006.	☐	☐	☐
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE IN ITEM 1 AND “FOR” ITEM 2.
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Dated:                                          , 2006

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Signature                                            Signature if held jointly                                           Date     , 2006
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